UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024 (June 12, 2024)
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) On June 12, 2024, AMC Networks Inc. (the “Company”) held its 2024 annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on April 26, 2024.

(b) Stockholders voted on the matters set forth below. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Matthew C. Blank	16,589,468	6,027,629	4,288,375
Joseph M. Cohen	16,846,614	5,770,483	4,288,375
Debra G. Perelman	16,848,138	5,768,959	4,288,375
Leonard Tow	7,148,210	15,468,887	4,288,375
Carl E. Vogel	16,837,066	5,780,031	4,288,375

The Company’s Class B stockholders elected the eight directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld
Aidan J. Dolan	113,218,790	0
James L. Dolan	113,218,790	0
Patrick F. Dolan	113,218,790	0
Thomas C. Dolan	113,218,790	0
Stephen C. Mills	113,218,790	0
Brian G. Sweeney	113,218,790	0
Vincent Tese	113,218,790	0
Marianne Dolan Weber	113,218,790	0

2.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
139,812,421	294,386	17,455	0

3.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved, on an advisory basis (non-binding), the compensation of the Company’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
123,707,154	12,052,161	76,572	4,288,375

4.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
134,441,380	20,151	1,363,814	10,542	4,288,375

5.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved a proposal recommending the Company’s Amended and Restated 2011 Stock Plan for Non-Employee Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
128,666,004	7,109,027	60,856	4,288,375

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	June 14, 2024	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary